UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported):   September 23, 2005

Emerson Electric Co.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri	63136

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(314) 553-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	June ‘05	July ‘05	August ‘05
Process Management	>20+	+10 to +15	+15 to +20
Industrial Automation	+10 to +15	+5 to +10	+10 to +15
Network Power	+5 to +10	+10	+15 to +20
Climate Technologies	-15	-5 to -10	+10 to +15
Appliance and Tools	0 to +5	0 to +5	0 to +5
Total Emerson	+5 to +10	+5	+10 to +15

August 2005 Order Comments:

Orders reflected strength across the Company with increases from July in 4 of the 5 segments. The industrial end markets we serve continue to have robust growth and the Climate Technologies segment has recovered from the negative growth experienced in the early summer months. Currency exchange rates had a negligible impact on the order growth rates.

Process Management order levels remained strong globally with robust growth from the majority of businesses in the segment. The orders continued to be driven by strong project activity, particularly in the oil & gas and power markets.

Orders for Industrial Automation reflected continued solid demand in the commercial markets we serve. The growth was balanced across the businesses with particular strength in the power generating alternator and electrical distribution businesses.

Network Power orders increased from July on continued strength from the power systems and inbound power businesses as well as strong growth from the embedded power business.

Orders for Climate Technologies rebounded strongly driven by the United States residential air conditioning business. This business has seen a recovery over the last few months as a result of hot weather, reduced channel inventories, and 10 SEER demand in anticipation of conversion to 13 SEER.

Appliance and Tools segment orders were led by strength in the storage business and slight growth in the motors and appliance component businesses.

Upcoming Investor Events

On Tuesday, November 1, 2005, Emerson will issue the Company’s fourth quarter and fiscal year 2005 results. Emerson senior management will discuss the results during an investor conference call that will be held the same day. The call will begin at 2:00 p.m. Eastern Standard Time (1:00 p.m. Central Standard Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s web site at www.gotoemerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the web site.

Updates and further details of these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate web site as they occur.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: September 23, 2005	By:	/s/ H.M. Smith
H. M. Smith Assistant General Counsel and Assistant Secretary

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